CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

Individual Shares
Institutional Service Shares



ANNUAL REPORT

DECEMBER 31, 2001

CATHOLIC VALUES INVESTMENT TRUST

     The Catholic Values Investment Trust was created to offer a series of mutual fund investment opportunities that combine a fundamental security selection process with a review by a Catholic Advisory Board (the "Board"). This process is designed to avoid investments in companies that offer products, services or engage in activities contrary to the core values of the Roman Catholic Church. Only one series, the Catholic Values Investment Trust Equity Fund (the "Fund"), is currently available.

     Wright Investors' Service, Inc. ("Wright"), the fund's investment adviser, selects securities based on fundamental investment criteria. These selections are reviewed by the Catholic Advisory Board whose members are guided by the magisterium of the Catholic Church and who seek the counsel and advice of ecclesiastics in determining which companies meet the fund's religious criteria. The board continually monitors the portfolio and when a company violates core Catholic teachings, the board directs Wright to remove it from the portfolio.




TABLE OF CONTENTS

                                                                 Page

     Letter to Shareholders........................................ 1

     Management Discussion......................................... 3

     Catholic Values Investment Trust Equity Fund

         Portfolio of Investments......................... ........ 5
         Statement of Assets and Liabilities....................... 7
         Statement of Operations................................... 8
         Statements of Changes in Net Assets....................... 9
         Financial Highlights......................................10
         Notes to Financial Statements.............................14
         Independent Auditors' Report..............................17
         Management and Organization...............................18

                                               January 2002


Dear Shareholders:

     The Catholic Values Investment Trust Equity Fund (CVIT), which opened on May 1, 1997, continues to mature. The fund invests for long-term growth of capital and to minimize risk. It pursues these objectives by investing in a broadly diversified portfolio of well-established U.S. companies which meet strict financial quality standards. These companies must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church.

     All investments are presently in U.S. securities.The Catholic Advisory Board reviews the fund's investments to assure consistency with Catholic values. This is not a simple nor singular responsibility since there are many Catholics with varying viewpoints and there are many Catholic institutions with their own views as well. In addition, there are changing circumstances and varying economic environments in which companies must operate. Thus, this Board must exercise both wisdom and caution in reviewing each company to assure that the investment conforms to the fund's objectives.

     The Catholic Advisory Board is comprised of six lay Catholics. Information concerning Catholic issues is obtained by participation in numerous Catholic organizations, the seeking of advice and counsel from various clergy and Vatican sources, the use of a variety of secondary sources, and the open discussion of issues and policies. The Board members are:

         Thomas P. Melady, Chairman, Former U.S. Ambassador to the Holy See, Uganda and Burundi,President Emeritus of Sacred Heart University

         Margaret M. Heckler, Former U.S. Representative from Massachusetts 10th district, former Secretary of Health and Human Services, former Ambassador to Ireland

         Timothy J. May, Senior Partner, Patton Boggs, L.L.P.

         Walter R. Miller, Executive Director, Wright Investors' Service

         Alfred E. Smith IV, Managing Director, Hunter Specialists, LLC

         William A. Wilson, Former (and first) U.S. Ambassador to the Holy See

     Wright Investors' Service,Inc.,the fund's investment Adviser, selects the equities from its approved list of quality blue chip companies. All companies on this approved list are, in Wright's opinion, soundly financed with established records of earnings profitability and equity growth. Selections are reviewed by the Catholic Advisory Board to assure that each issuer complies with Catholic teachings and doctrine. When a company is found not to be in compliance with core teachings, it is not purchased. Purchased companies found to be noncompliant are sold.

     Thus, there is continuous dialogue, continuous information input, continuous review, and continuous evaluation. Independent thinking and independent information provides input and assures that the fund adheres to Catholic doctrine while balancing changes in the marketplace, changes in informational input, and changes in value systems. In this way, your fund combines Catholic values with investment values.

     The fund website, www.catholicinvestment.com., contains information about your fund, including a recent list of portfolio holdings. You may also, after following security protection procedures, access your account.

                                                     Sincerely,

                                                     /s/Walter R. Miller
                                                     --------------------
                                                     Walter R. Miller, Ph.D.
                                                     Executive Director

-------------------------------------------------------------------------------
CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND - INDIVIDUAL  SHARES
Growth of $10,000 invested 6/1/97* through 12/31/01

                                  Annual Total Return
                                 Lst 1 Yr      Since Incept*
Return before taxes              -14.63%          0.89%
Returns after taxes on
 distributions                   -14.63%          0.86%
Return after taxes
on distributions and
sale of fund shares              -14.63%          0.69%
S&P 500                          -11.83%          8.27%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST on 6/1/97 would have grown to $10,416 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date    Wright Catholic Values
             Investment Trust         S&P 500

05/31/97        $10,000               $10,000

12/31/97        $11,770               $11,551
12/31/98        $11,616               $14,846
12/31/99        $13,580               $17,965
12/31/00        $12,201               $16,329
12/31/01        $10,416               $14,397
-------------------------------------------------------------------------------
CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND - INSTITUTIONAL SERVICE SHARES Growth of $10,000 invested 6/1/97* through 12/31/01

                                      Annual Total Return
                                    Lst 1 Yr      Since Incept*
Return before taxes                  -14.22%           1.38%
Return after taxes on
 distributions                       -14.22%           1.33%
Return after taxes on
distributions and
sale of fund shares                  -14.22%           1.09%
S&P 500                              -11.83%           8.27%

     The  cumulative  total return of a U.S.  $10,000  investment  in the WRIGHT
CATHOLIC VALUES INVESTMENT TRUST on 6/1/97 would have grown to $10,650 by December 31, 2001.

     The following plotting points are used for comparison in the total investment return mountain chart.

  Date      Wright Catholic Values
                Investment Trust          S&P 500

05/31/97           $10,000                $10,000

12/31/97           $11,766                $11,551
12/31/98           $11,672                $14,846
12/31/99           $13,744                $17,965
12/31/00           $12,415                $16,329
12/31/01           $10,650                $14,397
-------------------------------------------------------------------------------


 NOTES: The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k)plans or individual retirement accounts.

*The investment results of funds with less than 10 years are shown from the first month-end since the fund's inception for comparison with other averages. The S&P 500 reflects no deductions for fees, expenses or taxes. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MANAGEMENT DISCUSSION

The panicked selling in global stock markets arising out of the September 11 attacks receded during the fourth quarter of 2001. The market lows actually came late in September, but it took a month of anxious trading for the S&P 500 to return to its September 10 level and even longer before investors began to show confidence that the 2000-01 bear market might be over. With the losses of the past 18 months fresh in their minds, investors were at first reluctant to embrace the prospect of economic recovery and better corporate earnings in 2002. But as time passed and the news from the terrorist front improved, investors reacquired an appetite for risk. Fourth-quarter performance reflected a direct relationship between risk and return: stocks beat bonds: corporate bonds beat Treasuries; growth stocks outdistanced value stocks; tech stocks doubled non-tech returns. Enron securities were the exception that proved the rule.

During 2001's fourth quarter, stock prices recouped more than half of their third-quarter losses. A rebound in technology stocks powered the S&P 500 benchmark to a 10% Q4 price advance, a big improvement on Q3's 15% decline. Other major market averages did even better, with the Dow rising 13% and Nasdaq spurting 30%. The S&P MidCap 400's 18% Q4 rebound got back almost 90% of its Q3 losses, while the S&P SmallCap 600 ended the fourth quarter with a 20% rise to within 2% of its all-time high (vs a 7% shortfall for the MidCaps). In contrast, the large-cap indices were still off their highs by 15% (Dow) to 25% (S&P 500) to 61% (Nasdaq) as 2001 came to a close. By market sector within the S&P 500, technology stocks experienced the biggest Q4 gains, but they followed the prior quarter's biggest losses, so tech ended 2001 as the second worst performing sector, behind the Enron-afflicted utilities (-33%), with losses averaging 24%.

Neither the Q4 market rally nor the Q3 despair can be translated literally to signify a classic bear-to-bull transition. It is not unreasonable to argue that September 11 pushed stock prices to levels not warranted by the underlying fundamentals,or at least that the post-9/11 panic got the market to its lows faster than would otherwise have been the case. In either case, the S&P 500's 20% rally off its low makes eminent sense and yet, at the same time, does not carry quite the same significance (as a signal of what's to come) as earlier rapid market run-ups.

In the postwar period, most 20%, three-month rallies in stock prices have had legs. Those rallies that failed to sustain themselves were almost invariably "sabotaged" by the Fed's raising interest rates. As 2002 begins, might the Fed again be close to raising interest rates for fear that a too-strong, inflation-producing economic recovery is headed this way? Wright doesn't think the Fed will lift its federal funds rate target until sometime late this year, if then. First, the economic recovery is likely to be moderate, getting most of its impetus from inventory restocking; as important, the outlook is for tame inflation even if recovery is better than now expected. As in 1991-93, the Fed is expected to keep rates low for a while, creating a favorable backdrop for global securities markets.

CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

The Catholic Values Investment Trust Equity Fund (CVIT) experienced a total return of minus 14.63% in the Individual class and a minus 14.22% in the Institutional Service class, compared to the 11.3% decline in the Standard & Poor's 500 Index. The Fund outperformed the S&P 500 index in both the third and fourth quarter.

Fund results for the year benefited from stock selection in the Health Care and Consumer Discretionary sectors, where the weightings finished at 7.8% and 15.6%, respectively. When compared with the S&P 500, Health Care was lower than the market weight, while Consumer Discretionary was somewhat overweighted. Stocks in the Industrials area were another source of value added during the year 2001. Detracting from the Fund's returns was the laggard action of some stocks in the Information Technology and Consumer Staples sectors. Among the big contributors over this period were IBM, TJX Companies, C.R. Bard, and Electronic Data Systems. Going forward, the number of issues held in the Fund will increase. This improved diversification will result in better risk control for the Fund.The Fund is positioning itself to take advantage of the slowly developing economic recovery.

     At December 31, 2001, the Fund's holdings averaged a P/E of 25.5 times latest 12 months' earnings, somewhat below the S&P 500's 28.8 P/E.

PORTFOLIO OF INVESTMENTS
December 31, 2001

                              Shares      Value
------------------------------------------------------------------------------

         Equity Investments -- 97.6%

BANKS -- 7.3%

Fifth Third Bancorp........    5,700  $    349,581
KeyCorp (New)..............    8,650       210,541
Mellon Financial Corp......    5,225       196,565
                                      ------------
                                      $    756,687
                                      ------------



CAPITAL GOODS -- 10.0%

General Electric Co........    8,250  $    330,660
Illinois Tool Works Inc....    6,700       453,724
Tyco International Ltd.....    4,325       254,743
                                      ------------
                                      $  1,039,127
                                      ------------


COMMUNICATIONS EQUIPMENT-- 1.3%

Cisco Systems, Inc.*.......    7,850  $    142,164
                                      ------------



COMPUTERS & PERIPHERALS-- 2.7%

Dell Computer Corp.........    4,150  $    112,797
EMC Corp./Mass*............    5,900        79,296
Sun Microsystems, Inc*.....    6,900        84,870
                                      ------------
                                      $    276,963
                                      ------------



DIVERSIFIED FINANCIALS -- 5.0%

Citigroup, Inc.............   10,275  $    518,682
                                      ------------




ENERGY -- 7.1%

Conoco Inc. Class B - WI...    6,800  $    192,440
Exxon Mobil Corp...........   11,063       434,776
Schlumberger Ltd...........    1,963       107,867
                                      ------------
                                      $    735,083
                                      ------------



FOOD, BEVERAGE & TOBACCO-- 4.0%

Coca-Cola Co...............    6,700  $    315,905
PepsiCo Inc................    2,050        99,814
                                      ------------
                                      $    415,719
                                      ------------



HEALTH CARE EQUIP. & SERVICES-- 4.1%

Bard (C.R.)................    6,600  $    425,700
                                      ------------




HOTELS, RESTAURANTS & LEISURE-- 3.1%

McDonald's Corp............   12,300  $    325,581
                                      ------------




HOUSEHOLD & PERSONAL PRODUCTS-- 2.2%

Avon Products Inc..........    4,975  $    231,338
                                      ------------



INSURANCE -- 9.1%

American Int'l. Group......    6,475  $    514,115
Marsh & McLennan Cos. Inc..    4,000       429,800
                                      ------------
                                      $    943,915
                                      ------------



MATERIALS -- 2.0%

Alcoa Inc..................    5,975  $    212,411
                                      ------------



PHARMACEUTICALS & BIOTECHNOLOGY-- 3.5%

Biogen, Inc.*..............    6,375  $    365,606
                                      ------------



RETAILING -- 12.1%

Costco Wholesale Corp......    5,900  $    261,842
Target Corp................    5,900       242,195
TJX Cos. Inc. New..........    8,925       355,750
Wal-Mart Stores Inc........    6,975       401,411
                                      ------------
                                      $  1,261,198
                                      ------------

See notes to financial statements

SEMICONDUCTOR EQUIP. & PRODUCTS-- 4.9%

Analog Devices*............    2,525  $    112,085
Applied Materials Inc......    2,100        84,210
Intel Corporation..........    9,900       311,355
                                      ------------
                                      $    507,650
                                      ------------



SOFTWARE & SERVICES -- 10.0%

Adobe Systems Inc..........    4,200  $    130,410
Electronic Data Systems Cor    4,425       303,334
Int'l. Business Machines...    3,750       453,600
Oracle Corp.*..............   11,025       152,255
                                      ------------
                                      $  1,039,599
                                      ------------



TELECOMMUNICATION SERVICES-- 7.0%

BellSouth Corp.............    6,700  $    255,605
SBC Communications, Inc....    9,250       362,322
Worldcom, Inc.*............    7,600       107,008
                                      ------------
                                      $    724,935
                                      ------------



TRANSPORTATION -- 2.2%

Norfolk Southern Corp......   12,300  $    225,459
                                      ------------



TOTAL EQUITY INVESTMENTS - 97.6%
  (identified cost, $9,108,659)       $ 10,147,817
                                      ------------


OTHER ASSETS,
  LESS LIABILITIES - 2.4%                  253,962
                                      ------------

NET ASSETS - 100%                     $ 10,401,779
                                      =============



* Non-income-producing security.

See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
                                                              December 31,
                                                                  2001
-------------------------------------------------------------------------------


ASSETS:
     Investments:
       Identified cost...............................    $     9,108,659
       Unrealized appreciation.......................          1,039,158
                                                             ------------
         Total Value (Note 1A).......................    $    10,147,817

     Cash............................................            197,461
     Receivable for fund shares sold.................              3,507
     Dividends receivable ...........................              5,530
     Receivable from investment adviser..............             75,033
     Deferred organization expenses (Note 1B)........              1,454
     Other assets....................................                110
                                                             ------------
         Total Assets................................    $    10,430,912
                                                             ------------

LIABILITIES:
     Payable for fund shares reacquired..............             16,569
     Accrued expenses and other liabilities..........             12,564
                                                             ------------
         Total Liabilities...........................    $        29,133
                                                             ------------
NET ASSETS    .......................................    $    10,401,779
                                                             ============

NET ASSETS CONSIST OF:
     Proceeds from sales of shares (including
       shares issued to shareholders in payment of
       distributions declared), less cost of shares
       reacquired....................................    $    11,229,795
     Accumulated undistributed net realized loss
     on investments (computed on the basis of
     identified cost)................................         (1,867,174)
     Unrealized appreciation of investments
     (computed on the basis of identified cost)......          1,039,158
                                                             ------------

         Net assets applicable to outstanding shares.    $    10,401,779
                                                             ============

Computation of net asset value, offering and redemption price per share (Note 7):

     Institutional Service shares:
         Net assets..................................    $     6,544,417
                                                              ===========
         Shares of beneficial interest outstanding...            609,562
                                                              ===========
         Net asset value, offering price, and
          redemption price per share of
          beneficial interest........................    $        10.74
                                                              ===========
     Individual shares:
         Net assets..................................    $     3,857,362
                                                              ===========
         Shares of beneficial interest outstanding...            367,506
                                                              ===========
         Net asset value, offering price, and
          redemption price per share of
          beneficial interest........................     $        10.50
                                                              ============



See notes to financial statements

STATEMENT OF OPERATIONS

                                                      For the Year Ended
                                                      December 31, 2001
-----------------------------------------------------------------------------


INVESTMENT INCOME:
         Dividend income..........................   $       150,695
         Interest income..........................             8,463
                                                         ------------
              Total investment income.............   $       159,158
                                                         ------------


Expenses:
         Investment Adviser fee (Note 2)..........   $       105,043
         Advisory Board fee (Note 2)..............             4,000
         Administrator fee (Note 2)...............             9,659
         Compensation of Trustees not employees
          of the Investment Adviser or Administrator          14,467
         Custodian fee - Institutional shares (Note 1C)        3,321
         Custodian fee - Institutional Service shares
          (Note 1C)...............................            29,641
         Custodian fee - Individual shares (Note 1C)          18,919
         Registration costs - Institutional shares               664
         Registration costs - Institutional Service shares    13,022
         Registration costs - Individual shares ..........    14,067
         Distribution expenses - Institutional
          Service shares (Note 3).........................    22,438
         Distribution expenses - Individual shares (Note 3)   30,569
         Transfer and dividend disbursing agent fees -
          Institutional shares............................       156
         Transfer and dividend disbursing agent fees -
          Institutional Service shares....................     1,628
         Transfer and dividend disbursing agent fees -
          Individual shares...............................     1,743
         Shareholder communications - Institutional
          Service shares..................................     1,156
         Shareholder communications - Individual shares...    22,043
         Amortization of organization expenses (Note 1B).     28,424
         Auditing expense...............................      25,735
         Legal services.................................       5,720
         Printing expense...............................       7,913
         Miscellaneous..................................      15,563
                                                          ------------
              Total expenses........................... $    375,891
                                                          ------------

     Deduct:

         Reduction of distribution fee -
          Individual shares (Note 3)................... $      30,569
         Allocation of expenses to Investment
          Adviser (Note 2).............................       115,100
         Expense reimbursement - Individual shares.....         5,670
                                                          ------------
              Total deductions.......................   $     151,339
                                                          ------------
              Net expenses..........................    $     224,552
                                                          ------------
                Net investment loss.................    $     (65,394)
                                                          ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments
      (identified cost basis).......................    $    (710,893)
     Change in unrealized appreciation
      (depreciation) of investments.................       (2,441,206)
                                                          ------------

     Net realized and unrealized loss on investments    $  (3,152,099)
                                                          ------------

         Net decrease in net assets from operations.    $   (3,217,493)
                                                          =============



See notes to financial statements



STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Year Ended December 31,
                                                                              2001              2000
---------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment loss..............................................  $     (65,394)    $     (140,224)
     Net realized loss on investments.................................       (710,893)          (538,940)
     Change in unrealized appreciation (depreciation) on investments..     (2,441,206)        (2,105,436)
                                                                          ------------       ------------
       Decrease in net assets from operations.........................  $  (3,217,493)    $   (2,784,600)
                                                                          ------------       ------------

   Fund share transactions -- Institutional shares:

       Cost of shares reacquired......................................  $  (5,173,832)    $           --

     Institutional Service shares:
       Proceeds from shares sold......................................  $     545,387     $    4,572,034
       Cost of shares reacquired......................................     (9,669,295)        (1,957,132)
                                                                          ------------       ------------

       Net increase (decrease) in net assets from fund share transactions
         - Institutional Service shares...............................  $  (9,123,908)    $    2,614,902
                                                                          ------------       ------------

     Individual shares:
       Proceeds from shares sold......................................  $     666,614     $    1,669,544
       Cost of shares reacquired......................................       (942,702)          (407,264)
                                                                          ------------       ------------

       Net increase (decrease) in net assets from fund share transactions
         - Individual shares..........................................  $    (276,088)    $    1,262,280
                                                                          ------------       ------------

     Total net increase (decrease) from fund share transactions (Note 4)  (14,573,828)         3,877,182
                                                                          ------------       ------------
       Net increase (decrease) in net assets..........................  $ (17,791,321)    $    1,092,582

NET ASSETS:
   At beginning of year...............................................     28,193,100         27,100,518
                                                                          ------------       ------------
   At end of year.....................................................  $  10,401,779     $   28,193,100
                                                                        ==============     ==============


See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                   Year Ended
                                                                                December 31, 2001
                                                                    --------------------------------------
                                                                            Institutional     Individual
                                                                          Service Shares(3)    Shares(3)
----------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                           $  12.520         $ 12.300
                                                                             ---------         ---------
Income from investment operations:

   Net investment loss*                                                      $  (0.038)        $ (0.093)
   Net realized and unrealized loss                                             (1.742)          (1.707)
                                                                             ---------         ---------
     Total loss from investment operations                                   $  (1.780)        $ (1.800)
                                                                             ---------         ---------
Net asset value, end of year                                                 $  10.74          $ 10.50
                                                                             ==========        ==========
Total return(1)                                                                (14.22%)         (14.63%)

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)                                   $   6,545         $   3,857
   Ratio of net expenses to average net assets                                   1.49%(2)         1.99%(2)
   Ratio of net investment loss to average net assets                           (0.34%)          (0.86%)
   Portfolio turnover rate                                                         36%               36%

--------------------------------------------------------------------------------------------------------------

* During the period presented, the distributor of Individual Shares waived its fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                                   Year Ended
                                                                                December 31, 2001
                                                                        ------------------------------------
                                                                            Institutional     Individual
                                                                          Service Shares(3)    Shares(3)
------------------------------------------------------------------------------------------------------------

Net investment loss per share                                                $  (0.131)        $ (0.279)
                                                                             ==========        ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                                      2.32%            3.71%
   Net investment loss                                                          (1.17%)          (2.58%)

-------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.50% and 1.99%, respectively.

(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements


                                                                             Year Ended
                                                                          December 31, 2000
                                                         --------------------------------------------------
                                                              Institutional       Individual
                                                              Service Shares(3)    Shares(3)
-----------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                               $  13.860         $ 13.690
                                                                  ---------         ---------
Income from investment operations:

   Net investment loss*                                          $  (0.061)        $ (0.128)
   Net realized and unrealized loss                                 (1.279)          (1.262)
                                                                  ---------         ---------
     Total loss from investment operations                       $  (1.340)        $ (1.390)
                                                                  ---------         ---------
Net asset value, end of year                                     $  12.520         $ 12.300
                                                                  ==========        ==========
Total return(1)                                                      (9.67%)         (10.15%)

Ratios/Supplemental Data*:

   Net assets, end of year (000 omitted)                          $  17,933         $  4,816
   Ratio of net expenses to average net assets                        1.52%             2.02%
   Ratio of net expenses after custodian fee reduction
     to average net assets(2)                                         1.48%             1.99%
   Ratio of net investment loss to average net assets                (0.45%)           (0.95%)
   Portfolio turnover rate                                              35%               35%

-----------------------------------------------------------------------------------------------------------

* During the period presented, the investment adviser and the distributor of Individual Shares waived a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                               Year Ended December 31, 2000
                                                         --------------------------------------------------
                                                               Institutional     Individual
                                                             Service Shares(3)    Shares(3)
-----------------------------------------------------------------------------------------------------------

Net investment loss per share                                 $  (0.081)        $ (0.150)
                                                               ==========        ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                       1.67%            2.17%
   Expenses after custodian fee reduction(2)                      1.63%            2.14%
   Net investment loss                                           (0.60%)          (1.11%)
------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements


                                                                           Year Ended
                                                                           Dec. 31, 1999
                                                            ------------------------------------------------
                                                                   Institutional    Individual
                                                                 Service Shares(3)   Shares(3)
------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                               $ 11.790        $ 11.710
                                                                    ---------       ---------

Income from investment operations:

   Net investment income (loss)*                                   $ (0.005)       $ (0.074)
   Net realized and unrealized gain                                   2.095           2.054
                                                                    ---------       ---------

     Total income from investment operations                       $  2.090        $  1.980
                                                                    ---------       ---------

Less distributions:

     Dividends from investment income                              $  -            $  -
     Distributions from capital gains                                 -               -
     Return of capital                                               (0.020)          -
                                                                    ---------       ---------

     Total distributions                                           $ (0.020)       $  -
                                                                    ---------       ---------

Net asset value, end of period                                     $ 13.860        $ 13.690
                                                                   ==========      ==========
Total return(1)                                                       17.75%          16.91%

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)                          $ 17,021        $  4,069
   Ratio of net expenses to average net assets                         1.39%           2.00%
   Ratio of net expenses after custodian fee reduction
     to average net assets(2)                                          1.36%           1.97%
   Ratio of net investment income (loss) to average net assets        (0.04%)         (0.61%)

   Portfolio turnover rate                                               94%             94%

---------------------------------------------------------------------------------------------------------------

* During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:


                                                                             Year Ended
                                                                          Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                   Institutional  Individual
                                                                  Service Shares    Shares

Net investment loss per share                                       $ (0.063)    $ (0.189)
                                                                    ==========   ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                             1.85%        2.95%
   Expenses after custodian fee reduction(2)                            1.82%        2.92%
   Net investment loss                                                 (0.50%)      (1.56%)

-----------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements

                                                                                     From May 1, 1997
                                                             Year Ended           (start of business) to
                                                          December 31, 1998          December 31, 1997
--------------------------------------------------------------------------------------------------------------------
                                                      Institutional Individual  Institutional   Individual
                                                     Service Shares   Shares   Service Shares     Shares
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $  11.890     $ 11.870     $ 10.000     $ 10.000
                                                       ---------     ---------    ---------    ---------

Income (loss) from investment operations:

   Net investment income (loss)*                       $   0.003     $ (0.036)    $ (0.000)+   $ (0.024)
   Net realized and unrealized gain (loss)                (0.097)      (0.118)       1.930        1.934
                                                       ---------     ---------    ---------    ---------

     Total income (loss) from investment operations    $  (0.094)    $ (0.154)    $  1.930     $  1.910
                                                       ---------     ---------    ---------    ---------

   Less distributions:

     Dividends from investment income                  $   -         $  -         $  -         $  -
     Distributions from capital gains                     (0.004)      (0.006)      (0.040)      (0.040)
     Return of capital                                    (0.002)       -            -            -
                                                       ---------     ---------    ---------    ---------

     Total distributions                               $  (0.006)    $ (0.006)    $ (0.040)    $ (0.040)
                                                       ---------     ---------    ---------    ---------

Net asset value, end of period                         $  11.790     $ 11.710     $ 11.890     $ 11.870
                                                       ==========    ==========   ==========   ==========
Total return(1)                                           (0.80%)      (1.30%)      19.31%       19.11%

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)             $   9,174     $  3,970     $  8,686     $  1,397
   Ratio of net expenses to average net assets             1.49%        1.95%        1.73%(2)     2.24%(2)
   Ratio of expenses after custodian fee reduction
     to average net assets(3)                              1.42%        1.88%        1.48%(2)     1.99%(2)
   Ratio of net investment income (loss) to average
     net assets                                            0.02%       (0.42%)      (0.01%)(2)   (0.44%)(2)

   Portfolio turnover rate                                   50%          50%          14%          14%

----------------------------------------------------------------------------------------------------------------

* During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. In addition, for the period ended December 31, 1997 the administrator waived their fee. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share                          $  (0.170)    $ (0.212)    $ (0.047)    $ (0.212)
                                                       ==========    ==========   ==========   ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                2.64%        4.00%        4.50%(2)     5.69%(2)
   Expenses after custodian fee reduction(3)               2.57%        3.93%        4.25%(2)     5.44%(2)
   Net investment loss                                    (1.13%)      (2.47%)      (2.78%)(2)   (3.89%)(2)

------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Annualized.
(3) During the periods presented, custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note
    1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

+ Amount represents less than ($0.001) per share.

See notes to financial statements


NOTES TO FINANCIAL STATEMENTS

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Catholic Values Investment Trust Equity Fund (the fund) (one of the series of the Catholic Values Investment Trust)(CVIT is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term growth of capital and reasonable current income through investments in a broadly diversified portfolio consisting primarily of equity securities of high-quality, well-established companies which meet strict quality and religious standards. The companies in which the fund may invest must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Fixed income and equity securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business, restricted securities, and other assets are valued at their fair value as determined in good faith by or at the direction of the Trustees of the Trust. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates fair value.

     B. Deferred Organization Expenses - Costs incurred by the fund in connection with its organization are being amortized on the straight-line basis over five years beginning on the date the fund commenced operations.

     C. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

     D. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

         At December 31, 2001, the fund, for federal income tax purposes, had a capital loss carryover of $1,726,750, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryover will expire as follows:

                     December 31, 2007.................$   164,205
                     December 31, 2009.................$ 1,562,545

         At December 31, 2001, net capital losses of $124,464 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the fund's current taxable year.

     E. Distributions - Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     F. Multiple Classes of Shares of Beneficial Interest - The fund offers an Individual Share class and an Institutional Service Share class and, until March 2001, also offered an Institutional Share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

     H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Service, Inc. (Wright), a wholly owned subsidiary of The Winthrop Corporation (Winthrop) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2001, the effective annual rate was 0.75%. To enhance the net income of the fund, $115,100 of expenses were allocated to the investment adviser.In addition, the investment adviser agreed to reimburse $5,670 of the individual share class expenses. The fund has an independent Catholic Advisory Board which consults with the investment adviser. The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2001, the effective annual rate was 0.07%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations. Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a wholly-owned subsidiary of Winthrop, an annual rate up to 0.75% per annum of the fund's average net assets attributable to the Individual shares and up to 0.25% per annum of the fund's average net assets attributable to the Institutional Service shares. To reduce the net loss of the fund, the Principal Underwriter waived its fee for the year ended December 31, 2001, totaling $30,569 for the Individual shares.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of any of the classes of shares. The amount of service fee payable under the Service Plan with respect to the Individual shares and the Institutional Service shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2001, the fund neither accrued nor paid any service fees.

(4)   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                  For the                                 For the
                                                Year Ended                               Year Ended
                                             December 31, 2001                       December 31, 2000
                                   ---------------------------------           -----------------------------
                                  *Insti-     Institutional                        Institutional
                                  tutional      Service   Individual                 Service     Individual
                                   Shares       Shares      Shares                   Shares        Shares
------------------------------------------------------------------------------------------------------------

Shares sold                            -       50,559      62,829                  347,161       124,239
Shares reacquired               (481,251)    (873,231)    (86,908)                (143,389)      (29,983)
                                 --------     --------    --------                 --------      --------

Net increase (decrease)         (481,251)    (822,672)    (24,079)                 203,772        94,256
                               ===========   =========  ==========               ==========     ==========

* Share class was fully liquidated on March 22, 2001



(5)  INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds of sales of investments, other than U.S. Government securities and short-term obligations for the year ended December 31, 2001, were $4,497,149 and $18,653,912, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in the value of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, are as follows:

              Aggregate cost................................$    9,124,619
                                                                 ==========
              Gross unrealized appreciation.................$    1,631,166
              Gross unrealized depreciation.................      (607,968)
                                                                -----------

              Net unrealized appreciation...................$     1,023,198
                                                                ===========


(7)  Contingent Deferred Sales Charge

     A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Individual shares made within one year of purchase. The CDSC is based on the lower of the net asset value at the date of purchase or the date of sale of the redeemed shares and is paid to WISDI. No charge is made on shares acquired through the reinvestment of distributions. In addition, no CDSC is charged on shares sold to Wright or its affiliates or to their respective employees. For the year ended December 31, 2001, $1,236 of CDSC was paid by shareholders.

(8)  LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowings or allocated fees during the year ended ended December 31, 2001.

INDEPENDENT AUDITORS REPORT

     To the Trustees and Shareholders of
     Catholic Values Investment Trust Equity Fund:


     We have audited the accompanying statement of assets and liabilities of Catholic Values Investment Trust Equity Fund (the "Fund"), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Catholic Values Investment Trust Equity Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     February 15, 2002

MANAGEMENT AND ORGANIZATION (Unaudited)
--------------------------------------------------------------------------------
FUND MANAGEMENT. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Definitions:
-----------
"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.


                                                                                              Number of
                                         Term                                                 Portfolios in
Name,                    Position(s)     of Office                                            Fund Complex   Other
Address                  with the        and Length     Principal Occupation(s)               Overseen       Directorships
and Age                  Trust           of Service*    During Past Five Years                By Trustee     Held
-----------------------------------------------------------------------------------------------------------------------------------

H. Day Brigham, Jr.*     Vice President, Vice President, Director of Wright and Winthrop since     15         Director of
Age   75                 Secretary       Secretary       February 1997; Retired Vice President,               Wright and
255 State Street         and Trustee     and Trustee     Chairman of the Management Committee                 Winthrop
Boston, MA 02109                         since           and Chief Legal Officer of Eaton Vance
                                         Inception       Corp.; Vice President and Secretary of
                                                         15 funds managed by Wright
-----------------------------------------------------------------------------------------------------------------------------------

Peter M. Donovan***      President       President      President and Chief Executive Officer and   15       Director of
Age   58                 and Trustee     and Trustee    Director of Wright and Winthrop; Vice                 Wright and
255 State Street                         since          President, Treasurer and a Director of WISDI;         Winthrop
Boston, MA 02109                         Inception      President of 15 funds managed by Wright
-----------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III****      Vice President  Vice President Senior Vice President of Wright and         15
Age   65                 and Trustee     and Trustee    Winthrop; President of WISDI; Vice
255 State Street                         since          President of 15 funds managed by
Boston, MA 02109                         Inception      Wright
-----------------------------------------------------------------------------------------------------------------------------------

* Trustees and members of the Catholic Advisory Board serve an indefinite term. Officers are elected annually.
** Mr. Brigham is an interested person of the Trust because of his positions as Vice President and Secretary of the Trust and a Director of Wright and Winthrop

*** Mr. Donovan is an interested person of the Trust because of his positions as President of the Trust, President, Chief Executive Officer and Director of Wright and Winthrop and Vice President, Treasurer and a Director of WISDI

**** Mr. Moody is an interested person of the Trust because of his positions as Vice President of the Trust, Senior Vice President of Wright and Winthrop and President of WISDI

....................................................................................................................................

INDEPENDENT TRUSTEES

Dorcas R. Hardy          Trustee         Trustee        President, Dorcas R. Hardy & Associates (a       15
Age   55                                 since          public policy and government relations firm)
255 State Street                         December,      Spotsylvania, VA; Director, The Options Clearing
Boston, MA 02109                         1998           Corporation and First Coast Service Options,
                                                         Jacksonville, FL;  1996-1998 - Chairman and
                                                        CEO of Work Recovery, Inc. (an advanced
                                                        rehabilitation technology firm) Tucson, AZ
----------------------------------------------------------------------------------------------------------------------------------
Leland Miles             Trustee         Trustee        President Emeritus, University of                15
Age   78                                 since          Bridgeport (1987 to present)
255 State Street                         Inception
Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------------
Lloyd F. Pierce          Trustee         Trustee        Retired Vice Chairman,                           15
Age   83                                 since          People's Bank, Bridgeport, CT
255 State Street                         Inception
Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Taber         Trustee         Trustee        Chairman and Chief Executive Officer             15
Age   53                                 since          of First County Bank, Stamford, CT.
255 State Street                         Inception
Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President  Vice President Executive Vice President, Investment              14
Age   63                                 since          Management; Senior Investment Officer
255 State Street                         Inception      Chairman of the Investment Committee
Boston, MA 02109                                        and Directory of Wright and Winthrop;
                                                        Vice President of 15 funds managed
                                                        by Wright
-----------------------------------------------------------------------------------------------------------------------------------
James L. O'Connor        Treasurer       Treasurer      Vice President of Eaton Vance Management;         15
Age 56                                   since          Administrator for the fund,  Treasurer of
255 State Street                         Inception      15 funds managed by Wright and 167  funds
Boston, MA 02109                                        managed by Eaton Vance Management
                                                        and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

CATHOLIC ADVISORY BOARD

Thomas P. Melady         Chairman of     since          Former U.S. Ambassador to Burundi                   1
Age 75                   Advisory        Inception      and to the Holy See, President Emeritus
255 State Street         Board                          of Sacred Heart University
Boston, MA 02109

-----------------------------------------------------------------------------------------------------------------------------------
Margaret M. Heckler                      since          Eight term Congresswoman from the                   1          Director,
Age 70                                   Inception      Massachusetts 10th District, former                       Allied Irish Bank
255 State Street                                        Secretary of the Department of Health and
Boston, MA 02109                                        Human Services, former Ambassador
                                                        to Ireland.
-----------------------------------------------------------------------------------------------------------------------------------
Timothy J. May                           since          Senior Partner, Patton Bogs, L.L.P.                  1
Age 69                                   May, 1998      (law firm)
255 State Street
Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------------
Walter R. Miller                         since          Executive Director, Wright                           1          Executive
Age 66                                   June 2001                                                                 Director, Wright
255 State Street
Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Smith IV                       since          Managing Director, Hunter Specialists, LLC.           1       Director,
Age 50                                   June 2001      (floor traders)                                               Mutual of
255 State Street                                                                                                      America
Boston, MA 02109
----------------------------------------------------------------------------------------------------------------------------------
William A. Wilson                        since          Former (and first) U.S. Ambassador                    1
Age 86                                   Inception      to the Holy See.
255 State Street
Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------------


                         Wright Managed Investment Funds
                         Wright Investors Service, Inc.
                  Wright Investors' Service Distributors, Inc.
                             Eaton Vance Management

                                 PRIVACY POLICY
                                 --------------


Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

  o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

  o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

  o We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

ANNUAL REPORT

CATHOLIC ADVISORY BOARD

Thomas P. Melady, Chairman
Margaret M. Heckler
Timothy J. May
Walter R. Miller
Alfred E. Smith IV
William A. Wilson

INVESTMENT ADVISER

Wright Investors' Service
440 Wheelers Farms Road
Milford, Connecticut 06460

ADMINISTRATOR

Eaton Vance Management
255 State Street
Boston, Massachusetts 02109

PRINCIPAL UNDERWRITER

Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06460
(800) 888-9471
e-mail: funds@wrightinvestors.com

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC Global Fund Services
Wright Managed Investment Funds
P.O. Box 5156
Westborough, Massachusetts 01581-9698

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.